Exhibit 10.1

DATED 14 APRIL 2016

AMTRUST CORPORATE CAPITAL LIMITED AMTRUST CORPORATE MEMBER LIMITED AMTRUST CORPORATE MEMBER TWO LIMITED as Corporate Members

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AMTRUST INTERNATIONAL INSURANCE, LTD. as Account Party

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AMTRUST FINANCIAL SERVICES, INC. as Guarantor

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THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT as Original Banks

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ING BANK N.V., LONDON BRANCH AND THE BANK OF NOVA SCOTIA, LONDON BRANCH as Mandated Lead Arrangers

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ING BANK N.V., LONDON BRANCH as Bookrunner, Agent, Issuing Bank and Security Trustee

AMENDING AGREEMENT
RELATING TO A
CREDIT FACILITY AGREEMENT

[Hogan Lovells Logo]

1M1209/001503
Hogan Lovells International LLP
Atlantic House, Holborn Viaduct, London EC1A 2FG

THIS AGREEMENT dated 14 April 2016 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB ("ACCL");

(2)	AMTRUST CORPORATE MEMBER LIMITED a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACML");

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACM2L");

(4)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the "Account Party");

(5)	AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (the "Guarantor");

(6)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the "Original Banks");

(7)	ING BANK N.V., LONDON BRANCH as Bookrunner;

(8)	ING BANK N.V., LONDON BRANCH AND THE BANK OF NOVA SCOTIA, LONDON BRANCH as Mandated Lead Arrangers (the "Lead Arrangers");

(9)	ING BANK N.V., LONDON BRANCH as Agent;
(10)    ING BANK N.V., LONDON BRANCH as Issuing Bank; and

(11)	ING BANK N.V., LONDON BRANCH as Security Trustee.
WHEREAS

(A)
Under the Facility Agreement, the Banks (as defined therein) have made available to the Account Party, subject as provided therein, a letter of credit facility of up to £300,000,000 (or equivalent in other eligible currencies):

(a)	to provide Funds at Lloyd's on behalf of ACCL to support its underwriting at Lloyd's as a member of Syndicate 2526 as constituted for the 2016 and all prior open years of account;

(b)	to provide Funds at Lloyd's on behalf of ACML to support its underwriting at Lloyd's as a member of Syndicate 1206 as constituted for the 2016 and all prior open years of account; and

(c)	to provide Funds at Lloyd's on behalf of ACM2L to support its underwriting at Lloyd's as a member of Syndicate 44 as constituted for the 2016 and all prior open years of account.

(B)
The parties now wish to amend the Facility Agreement in accordance with this Agreement in order to enable the Account Party to hold cash in a sterling account and a dollar account with ING Bank N.V., London Branch as Eligible Collateral (as defined therein).

IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement, including the Recitals, the expressions used in this Agreement shall have the meanings given in the Amended Facility Agreement (as defined below) and the following expressions shall have the meanings given below:
"Account Security Deed" means the deed of charge over deposits dated on or about the date hereof between the Account Party and the Security Trustee creating security in favour of the Security Trustee over a sterling account and a dollar account of the Account Party held on the books of ING Bank N.V., London Branch.
"Amended Facility Agreement" means the Facility Agreement as amended by this Agreement.
"Amendment Documents" means this Agreement, the Amended Facility Agreement, the Account Security Deed and any Fee Letter entered into on or about the date hereof.
"Effective Date" means the date on which the Agent confirms in writing that it has received the certificate of registration of charge from the Bermuda Registrar of Companies in respect of the Account Security Deed in accordance with Clause 4.4 (Condition precedent) and that it has received (or waived its requirement to receive) the documents and evidence described in Schedule 1 (Conditions Precedent Documents and Evidence) to this Agreement in form and substance satisfactory to it.
"Facility Agreement" means the letter of credit facility agreement dated 24 November 2015 between ACCL, ACML, ACM2L, the Account Party, the Guarantor, and ING Bank N.V., London Branch and The Bank of Nova Scotia, London Branch, as amended and restated from time to time prior to the date of this Agreement.

1.2	The provisions of clauses 1.2 to 1.9 of the Amended Facility Agreement shall apply to this Agreement as if references therein to "this Agreement" were references to this Agreement.

2.	AMENDMENT OF THE FACILITY AGREEMENT

2.1	With effect on and from the Effective Date, and in accordance with clause 31.3 of the Facility Agreement, the following definitions will be amended so that they will read as follows:
"Account Security Deeds" means:

1.
the account security deeds dated 26 November 2013 and on or about 24 November 2015 between the Guarantor and the Security Trustee creating security in favour of the Security Trustee over an account of the Guarantor held on the books of ING Bank N.V., London Branch; and

2.
the account security deed dated ___ April 2016 between the Account Party and the Security Trustee creating security in favour of the Security Trustee over a sterling account and a dollar account of the Account Party held on the books of ING Bank N.V., London Branch.

"Deposit Accounts" means the accounts on the books of ING Bank N.V., London Branch, which are the subject of the Account Security Deeds, and includes any additional account opened in accordance with any of those deeds.

2.2	With effect on and from the Effective Date, references to "the Deposit Account" shall be read as "the Deposit Accounts".

2.3	With effect on and from the Effective Date, clause 12.33 of the Amended Facility Agreement shall read as follows:
"12.33     Deposit Accounts
The Deposit Accounts are not subject to any legal or contractual provision that would cause the claims of any person to rank in priority to the claims of the Finance Parties in respect of the Collateral, save as expressly permitted by any Finance Document."

2.4	From the Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

3.	REPRESENTATIONS AND WARRANTIES

3.1
Subject to Clause 3.2, each Obligor represents and warrants that each of the representations and warranties set out in clauses 12.2 to 12.33 of the Amended Facility Agreement, construed as if references therein to "this Agreement" were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to "material", "Material Adverse Change" or similar wording, in all respects) as at the date of this Agreement and at the Effective Date.

3.2
Each Obligor gives each representation and warranty under Clause 3.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations

(a)
The rights and obligations of the parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment and restatement hereunder, save insofar as they are amended hereby. In addition:

(i)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue fully to secure the obligations of the relevant Obligors under the Amended Facility Agreement; and

(ii)
the Guarantor confirms that from the Effective Date the Guarantee given by it in clause 11 (Guarantee and indemnity) of the Facility Agreement will continue in full force and effect and will extend to all obligations of each other Obligor under the Amended Facility Agreement, in each case, notwithstanding the amendment of the provisions of the Amended Facility Agreement.

4.2	Prospective effect only
The amendments made hereby to the Facility Agreement shall, with effect from the Effective Date, have prospective effect only.

4.3	Actions already taken
Any action already taken and any payment already made by a party under the Facility Agreement prior to the Effective Date shall be treated as having been taken or made notwithstanding the amendment and restatement hereby, and shall not be required to be taken or made again by reason of the amendment and restatement hereby.

4.4	Condition precedent
It shall be a condition precedent to the effectiveness of this Agreement that the Agent has obtained a certificate of registration of the charge in respect of the Account Security Deed from the Bermuda Registrar of Companies. The Agent will confirm in writing to the Account Party that it has received the certificate of registration, within 5 Business Days of receiving it.

4.5	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

5.	AMENDMENTS
The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

6.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

7.	INCORPORATION OF TERMS
The provisions of clauses 1.9 (Rights of third parties), 17.5 (Indemnity against costs), 31 (Miscellaneous), 34 (Notices) and 35.2 to 35.7 (Applicable Law and Jurisdiction) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to "this Agreement" were references to this Agreement.

8.	GOVERNING LAW
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.
AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDING AGREEMENT

ACCL

SIGNED for and on behalf of )	/s/ Peter Dewey	Signature

AMTRUST CORPORATE )	Peter Dewey	PRINT NAME
CAPITAL LIMITED
	Director	Job title

ACML

SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature

AMTRUST CORPORATE )	Jeremy Cadle	PRINT NAME
MEMBER LIMITED
	Director	Job title

ACM2L

SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature

AMTRUST CORPORATE )	Jeremy Cadle	PRINT NAME
MEMBER TWO LIMITED
	Director	Job title

ACCOUNT PARTY

SIGNED for and on behalf of )	/s/ Chris Souter	Signature

AMTRUST INTERNATIONAL )	Chris Souter	PRINT NAME
INSURANCE, LTD.
	Assistant Secretary	Job title

GUARANTOR

SIGNED for and on behalf of )	/s/ Harry Schlachter	Signature

AMTRUST FINANCIAL SERVICES, INC. )	Harry Schlachter	PRINT NAME

	SVP, Treasurer	Job title

ORIGINAL BANKS

SIGNED for and on behalf of )	/s/ Mike Sharman	Signature
ING BANK N.V., LONDON BRANCH )	Mike Sharman	PRINT NAME
	Managing Director	Job title
	/s/ Nick Marchant	Signature
	Nick Marchant	PRINT NAME
	Director	Job title

SIGNED for and on behalf of )	/s/ Ralph Booth	Signature
THE BANK OF NOVA SCOTIA, LONDON BRANCH )	Ralph Booth	PRINT NAME
	Managing Director	Job title
	/s/ NCF Petherbridge	Signature
	NCF Petherbridge	PRINT NAME
	Managing Director	Job title

BOOKRUNNER

SIGNED for and on behalf of )	/s/ Mike Sharman	Signature
ING BANK N.V., LONDON BRANCH )	Mike Sharman	PRINT NAME
	Managing Director	Job title
	/s/ Nick Marchant	Signature
	Nick Marchant	PRINT NAME
	Director	Job title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of )	/s/ Mike Sharman	Signature
ING BANK N.V., LONDON BRANCH )	Mike Sharman	PRINT NAME
	Managing Director	Job title
	/s/ Nick Marchant	Signature
	Nick Marchant	PRINT NAME
	Director	Job title

SIGNED for and on behalf of )	/s/ Ralph Booth	Signature
THE BANK OF NOVA SCOTIA, LONDON BRANCH )	Ralph Booth	PRINT NAME
	Managing Director	Job title
	/s/ NCF Petherbridge	Signature
	NCF Petherbridge	PRINT NAME
	Managing Director	Job title

AGENT

SIGNED for and on behalf of )	/s/ Mike Sharman	Signature
ING BANK N.V., LONDON BRANCH )	Mike Sharman	PRINT NAME
	Managing Director	Job title
	/s/ Nick Marchant	Signature
	Nick Marchant	PRINT NAME
	Director	Job title

ISSUING BANK

SIGNED for and on behalf of )	/s/ Mike Sharman	Signature
ING BANK N.V., LONDON BRANCH )	Mike Sharman	PRINT NAME
	Managing Director	Job title
	/s/ Nick Marchant	Signature
	Nick Marchant	PRINT NAME
	Director	Job title

SECURITY TRUSTEE

SIGNED for and on behalf of )	/s/ Mike Sharman	Signature
ING BANK N.V., LONDON BRANCH )	Mike Sharman	PRINT NAME
	Managing Director	Job title
	/s/ Nick Marchant	Signature
	Nick Marchant	PRINT NAME
	Director	Job title

SCHEDULE 1
CONDITIONS PRECEDENT DOCUMENTS AND EVIDENCE
The documents and evidence referred to in the definition of "Effective Date" are as follows:

1.	The Account Party

1.1
A copy of the constitutional documents of the Account Party or confirmation from an authorised officer of the Account Party that its constitutional documents a copy of which was provided to the Agent on or about 26 November 2013 remain in full force and effect and have not been amended since that date.

1.2	A copy of a resolution of the board of directors of the Account Party:

(a)
approving the terms of, and the transactions contemplated by, the Amendment Documents to which it is a Party and resolving that the Account Party execute the Amendment Documents to which it is a Party;

(b)	authorising a specified person or persons to execute the Amendment Documents to which the Account Party is a Party on its behalf; and

(c)
authorising a specified person or persons, on the Account Party's behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by the Account Party under or in connection with the Amendment Documents to which it is a Party.

1.3
A specimen of the signature of each person authorised by the resolution referred to in paragraph 1.2 above or confirmation from an authorised officer of the Account Party that the specimen signatures provided to the Agent on or about 26 November 2013 remain in full force and effect and have not been amended since that date.

1.4
A list of the directors and the secretary of the Account Party, signed by the secretary or a director of the Account Party or confirmation from an authorised officer of the Account Party that the list of the directors and company secretary provided to the Agent on or about 26 November 2013 remains in full force and effect and has not been amended since that date.

1.5
A certificate of the Account Party (signed by a director or other duly authorised officer) confirming that entering into the Amendment Documents and performing its obligations under the Finance Documents would not cause any borrowing, guaranteeing or similar limit binding on the Account Party to be exceeded.

1.6
A certificate of an authorised signatory of the Account Party certifying that each copy document relating to it specified in this paragraph 1 of Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

1.7	Where any Amendment Document is executed under a power of attorney, the original or a certified copy of such power of attorney.

1.8
If the Account Party is organised in or qualified to do business in a jurisdiction of the United States, copies of good standing certificates from the applicable Governmental Authority for the Account Party's jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the date hereof.

2.	Legal Opinions

2.1	A legal opinion of Hogan Lovells International LLP, legal advisers to the Agent in England, in form and substance satisfactory to the Agent.

2.2	A legal opinion of Conyers Dill & Pearman Limited, legal advisers to the Agent in Bermuda, in form and substance satisfactory to the Agent.